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                                   EXHIBIT 13



                         QUARTERLY REPORT ON FORM 10-Q


                                    II-58
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                  THE REGISTRANT'S QUARTERLY REPORT ON FORM 10-Q
                  FOR THE QUARTER ENDED MARCH 31, 1995, IS
                  INCORPORATED HEREIN BY REFERENCE.


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